UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2023

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of registrant as specified in its charter)

Investment Company Act File Number:  811-05992

Maryland (State or other jurisdiction of incorporation)	13-3553469 (IRS Employer Identification No.)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of principal executive offices, including zip code)

1-800-833-0018
(Registrant’s telephone number, including area code)
(Former name  or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	JOF	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Report of Special Committee of Independent Directors

The Report of Special Committee of Independent Directors (the “Special Committee”) of Japan Smaller Capitalization Fund, Inc. (the “Fund”), performed in accordance with the Charter of the Special Committee adopted on September 9, 2022, was provided to the Board of Directors of the Fund on February 28, 2023.

A copy of the full Report of Special Committee of Independent Directors is filed as Exhibit 99(i) to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99(i)	Report of Special Committee of Independent Directors, dated February 28, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

	By:	/s/ Amy J. Robles
Amy J. Robles
Treasurer, Principal Financial Officer

Date: March 8, 2023